Fair Value Measurements	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value Measurements

13. Fair Value Measurements

There were no financial instruments that were measured at fair value on a recurring basis as of December 31, 2015 and 2014.

The carrying amounts of our financial assets and liabilities, including cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses as of December 31, 2015 and 2014 approximate fair value because of the short maturity of these instruments. Based on borrowing rates currently available to us for loans with similar terms, the carrying value of the notes payable approximates fair value.

There were no changes in valuation technique from prior periods.